                    CERTIFICATION OF CEO AND CFO PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and in connection with the filing by YouthStream
Media Networks, Inc. (the "Company") with the Securities and Exchange Commission of its Amendment No. 1 to Annual Report on Form 10-K/A for the Fiscal Year Ended
September 30, 2004 (the "Report"), the undersigned does hereby certify that:

       (1)   The Report fully complies with the requirements of Section 13(a)
             or 15(d) of the Securities Exchange Act of 1934; and

       (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of
             operations of the Company.

       A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

/s/   JONATHAN V. DIAMOND
Name:   Jonathan V. Diamond
Title:  Chief Executive Officer
Date:   January 28, 2005

/s/   ROBERT N. WEINGARTEN
Name:   Robert N. Weingarten
Title:  Chief Financial Officer
Date:   January 28, 2005